UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 2)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 3, 2008
THE ORCHARD ENTERPRISES, INC.
(Exact name of registrant specified in its charter)

Delaware	000-51761	20-3365526
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

100 Park Avenue, 2nd Floor, New York, NY	10017
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone, including area code: (212) 201-9280
(Former name and former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     On July 7, 2008, The Orchard Enterprises, Inc. (“The Orchard”) filed a Current Report on Form 8-K dated July 3, 2008 (the “Initial Form 8-K) with the Securities and Exchange Commission (“SEC”) to report, among other things, that The Orchard had substantially completed its acquisition (the “Acquisition”) of substantially all of the assets and assumption of certain liabilities of TeeVee Toons, Inc. and/or its affiliates’ (“TeeVee Toons, Inc. — Debtor in Possession”) record label business operations. On July 15, 2008, The Orchard filed an amended Form 8-K (the “First Amendment”) with the SEC to report, among other things, the release and payment of certain monies held in escrow to TeeVee Toons, Inc. — Debtor in Possession in consideration of the assets acquired on July 3, 2008. The Initial Form 8-K, as amended and supplemented by the First Amendment, is incorporated herein by reference. The sole purpose of this Amendment No. 2 is to provide the financial statements and unaudited pro forma financial information required by Items 9.01(a) and 9.01(b), respectively, which were not included in the Initial Form 8-K or the First Amendment.
Item 9.01 Financial Statements and Exhibits.
(a)	Combined financial statements of business acquired.

The financial statements required by this Item with respect to the Acquisition are filed hereto as exhibit 99.1.

(b)	Pro forma financial information.

The pro forma financial information required by this Item with respect to the Acquisition are filed hereto as exhibit 99.2.

(d)	Exhibits.

10.1	Asset Purchase Agreement by and among The Orchard Enterprises, Inc., and TeeVee Toons, Inc. d/b/a TVT Records, Debtor and Debtor in Possession dated as of July 3, 2008.

99.1	The combined financial statements of TVT Records (a division of TeeVee Toons, Inc. — Debtor in Possession) as of December 31, 2007 and 2006 and for each of the two years in the period ended December 31, 2007 and the unaudited condensed combined financial statements of TVT Records (a division of TeeVee Toons, Inc. — Debtor in Possession) as of March 31, 2008 and December 31, 2007 and for the three months ended March 31, 2008 and 2007.

99.2	The unaudited pro forma condensed combined financial statements of The Orchard Enterprises, Inc. (the Registrant) and TVT Records (a division of TeeVee Toons, Inc. — Debtor in Possession) as of March 31, 2008 and for the three months ended March 31, 2008, after giving effect to the business acquisition of TVT Records (a division of TeeVee Toons, Inc. — Debtor in Possession) by the Registrant and for the year ended December 31, 2007, after giving effect to the Acquisition.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ORCHARD ENTERPRISES, INC.
Date: September 15, 2008	By:	/s/ Greg Scholl
	Name:	Greg Scholl
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Document Description

10.1	Asset Purchase Agreement by and among The Orchard Enterprises, Inc., and TeeVee Toons, Inc. d/b/a TVT Records, Debtor and Debtor in Possession dated as of July 3, 2008.*

99.1	The combined financial statements of TVT Records (a division of TeeVee Toons, Inc. — Debtor in Possession) as of December 31, 2007 and 2006 and for each of the two years in the period ended December 31, 2007 and the unaudited condensed combined financial statements of TVT Records (a division of TeeVee Toons, Inc. - Debtor in Possession) as of March 31, 2008 and December 31, 2007 and for the three months ended March 31, 2008 and 2007.(1)

99.2	The unaudited pro forma condensed combined financial statements of The Orchard Enterprises, Inc. (the Registrant) and TVT Records (a division of TeeVee Toons, Inc. — Debtor in Possession) as of March 31, 2008 and for the three months ended March 31, 2008, after giving effect to the business acquisition of TVT Records (a division of TeeVee Toons, Inc. — Debtor in Possession) by the Registrant and for the year ended December 31, 2007, after giving effect to the Acquisition.(1)

*	Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed July 7, 2008.

(1)	Filed herewith.

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